UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 4, 2021

W&T Offshore, Inc.
(Exact name of registrant as specified in its charter)

1-32414
(Commission File Number)
Texas		72-1121985
(State or Other Jurisdiction of Incorporation)		(IRS Employer Identification No.)

5718 Westheimer Road, Suite 700 Houston, Texas 77057
(Address of Principal Executive Offices)

713.626.8525
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.00001	WTI	New York Stock Exchange

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported in W&T Offshore, Inc.’s (the “Company”) Proxy Statement field on March 25, 2021, Stuart B. Katz and S. James Nelson, Jr. did not stand for reelection at the 2021 Annual Meeting of Shareholders, held May 4, 2021 (the “Annual Meeting”) and retired from the Board of Directors (the “Board”) of the Company following the expiration of their terms at the Annual Meeting. On May 4, 2021, Daniel O. Conwill IV was elected to the Board at the Annual Meeting by the Company’s shareholders. On May 4, 2021, the Board appointed Mr. Conwill to Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 4, 2021, the Company held its Annual Meeting in Houston, Texas. The proposals voted upon at the Annual Meeting and the final voting results are indicated below. For additional information on these proposals, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 25, 2021.

Proposal 1: To elect four directors to hold office until the 2022 Annual Meeting of Shareholders and until their successors are duly elected and qualified. All nominees were elected by the votes indicated.

Nominee	Voted For	Voted Withheld	Broker Non-Votes
Ms. Virginia Boulet	55,614,245	24,801,733	28,074,056
Mr. Daniel O. Conwill IV	79,154,411	1,261,567	28,074,056
Mr. Tracy W. Krohn	79,435,002	980,976	28,074,056
Mr. B. Frank Stanley	59,688,211	20,727,767	28,074,056

Proposal 2: To approve, on an advisory basis, the compensation of our named executive officers. The proposal was approved by the votes indicated.

For	Against	Abstentions	Broker Non-Votes
56,772,111	23,424,142	219,725	28,074,056

Proposal 3: To ratify the appointment of Ernst & Young LLP as our independent public accountants for the year ended December 31, 2021. The proposal was approved by the votes indicated.

For	Against	Abstentions
107,142,950	1,248,603	98,481

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W&T OFFSHORE, INC. (Registrant)

Dated: May 10, 2021	By:	/s/ Shahid A. Ghauri
	Name:	Shahid A. Ghauri
	Title:	Vice President, General Counsel and Corporate Secretary